INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 21 to Registration Statement No. 033-37577 of Fortis Benefits Insurance Company Variable Account D on Form N-4, of our report dated February 28, 2003 of Fortis Benefits Insurance Company Variable Account D relating to the financial statements as of and for the year ended December 31, 2002, appearing in the Statement of Additional Information, which is a part of such Registration Statement, and to the reference to us under the headings "Experts" in such Statement of Additional Information.

Deloitte & Touche LLP
Hartford, Connecticut
December 4, 2003